                        EIGHTEENTH AMENDMENT
                                 TO
                        ANGELICA CORPORATION
                      RETIREMENT SAVINGS PLAN

     WHEREAS, Angelica Corporation, a corporation duly organized and existing under the laws of the State of Missouri ("Company"), established and continues to maintain the Angelica Corporation
Retirement Savings Plan ("Plan"); and

     WHEREAS, effective June 1, 1999, the Company desires to amend the Plan.

     NOW, THEREFORE, the Plan is hereby amended, effective June 1, 1999, in the following respects:

                             I.

     Section 1.13 of the Plan is hereby deleted in its entirety and the following is substituted in lieu thereof:

                  "1.13. "Enrollment Date" shall mean the first day
             of a calendar month."

                            II.

     Section 3.1 of the Plan is hereby deleted in its entirety and the following is substituted in lieu thereof:

                  "3.1   Each Employee on June 1, 1999, who was a
             Participant in the Plan on May 31, 1999, shall continue to participate in the Plan on June 1, 1999."

                            III.

     Section 3.2 of the Plan is hereby deleted in its entirety and the following is substituted in lieu thereof:

                  "3.2   Each Employee on or after June 1, 1999 who
             is not a Participant in the Plan on May 31, 1999, shall be eligible to participate in the Plan on the Enrollment Date coincident with or next following the earlier of the date such Employee meets the following requirements:

                  (1) the Employee completes six (6) months of service (such six (6) months of service shall begin on the date the Employee is first credited with an Hour of Service) and attains the age of twenty-one (21) years; or

                  (2)    completes three (3) Years of Eligibility
                         Service.

                  Provided, however, that an Employee who had
             previously been employed by a Participating Employer and who had been a Participant in the Plan in accordance with this Section 3.2 shall again be eligible to participate in the Plan as of the Enrollment Date coincident with or next following the date he is reemployed by the Participating Employer."

     IN WITNESS WHEREOF, the Company has executed this Eighteenth
Amendment and affixed its corporate seal hereto by it duly authorized officer on this 25th day of May, 1999.

                               ANGELICA CORPORATION


                               By /s/ Don W. Hubble
                                 -------------------------------------
                                 Chairman of the Board,
                                 President and Chief Executive Officer


[SEAL]

WITNESSED BY:

/s/ Steven L. Frey
----------------------------------
Secretary

                                -2-